Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.alpinefunds.com. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 27, 2015, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated October 31, 2014, are incorporated by reference into this Summary Prospectus.

On December 18, 2014, the Board of Trustees (the “Board”) of the Alpine Global Consumer Growth Fund (the “Fund”) has determined that it is in the best interests of the Fund and its respective shareholders to terminate and wind up the Fund.

Consummation of the termination and winding up of the Fund will be subject to receipt of approval, at a meeting of shareholders called for the purpose of voting thereon (the “Special Meeting”), by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the Trust’s Declaration of Trust, dated October 26, 1988, as amended, and the Investment Company Act of 1940, as amended. The Special Meeting is expected to occur in the first quarter of 2015. If approved by shareholders, the Fund is expected to cease operations shortly after the Special Meeting.

Alpine Woods Capital Investors, LLC, the Fund’s investment adviser, will bear all of the expenses associated with the Special Meeting, including, among other things, legal fees for the preparation and filing of the proxy materials, the mailing of proxy materials and other solicitation expenses.

The Fund no longer sells shares to new investors or existing shareholders, including through exchanges into the Fund from other Alpine mutual funds. Shareholders may exchange their Fund shares for shares of the same class of any other fund in the Alpine family without redemption fees as described in the Fund’s Prospectus.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

Shareholders should consult with their tax adviser about any tax consequences as a result of the liquidation.

* * * *

Investment Objective

Alpine Global Consumer Growth Fund (the “Global Consumer Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	2.45%	2.45%
Total Annual Fund Operating Expenses	3.70%	3.45%
Fee Waivers and/or Expense Reimbursements (1)	(2.10)%	(2.10)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.60%	1.35%

(1)	The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2016 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,436	$2,188	$4,154
Institutional Class	$137	$864	$1,613	$3,589

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2014, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Global Consumer Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which are principally engaged in (i) the manufacture, supply and production of consumer-related products, (ii) the delivery of consumer services or (iii) the end market sale of those goods and services. These companies include, but are not limited to, airlines, food and beverage companies, apparel companies, retailers, communications providers, consumer products companies, electronics and software companies, and restaurants.

The Fund pursues a flexible strategy of investing in companies throughout the world. Under normal market conditions, the Fund will invest significantly (at least 40% of its net assets (plus the amount of any borrowings for investment purposes) – unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30% of its net assets (plus the amount of any borrowings for investment purposes)) in the securities of issuers located outside of the United States, including in emerging markets, and will allocate its assets among issuers located in no less than three different countries, one of which may be the United States. In addition, under normal market conditions, the Fund maintains no less than 20% exposure to securities of U.S. issuers. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

In addition to common stocks, securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants. The Fund may invest in issuers of any market capitalization.The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of beneficial ownership of the Fund by the Adviser or principals of the Adviser, which as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Selection Process

The Adviser’s investment strategy consists of individual company selection. The Adviser targets investments spanning the consumer product/services value chain, from manufacturers, suppliers to end-market retailers. It typically looks for companies with revenue growth prospects resulting from the company’s investment in consumer products and strategies.

The Adviser may also consider any or all the following factors in making investments:

•	Return on equity
•	Earnings per share (including expected future earnings)
•	Past growth rates
•	Profit margins
•	Dividend levels
•	Cash flow (including expected cash flows)

While the Adviser will typically invest in securities with revenue or other growth prospects, the Adviser may also consider the relative valuation of an investment against that of other investments.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the Fund.

•	Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•	Consumer Products/Services Sector Risk — Because the Fund’s investments are concentrated in the consumer products/services sector, the value of its shares will be affected by factors particular to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. The Fund’s performance largely depends on the general condition of the consumer product/services sector. The consumer product/services sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

•	Emerging Market Securities Risk — The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•	Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund's shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•	Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

•	Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•	Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Global Consumer Growth Fund

Total Returns as of 12/31 Each Year

Institutional Class

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
17.21%	3/31/12	(18.16)%	9/30/11

Average Annual Total Returns

(For the periods ending December 31, 2014)

Alpine Global Consumer Growth Fund – Institutional Class	1 Year	Since Inception	Inception Date
Return Before Taxes	(3.88)%	5.99%	12/29/2010
Return After Taxes on Distributions	(3.91)%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	(2.18)%	4.66%

Alpine Global Consumer Growth Fund – Class A	(9.39)%	9.60%	12/30/2011

MSCI World Index (reflects no deduction for fees, expenses or taxes)	4.94%	9.90%

MSCI All Country World Consumer Discretionary (reflects no deduction for fees, expenses or taxes)	1.97%	11.70%

MSCI All Country World Consumer Staples (reflects no deduction for fees, expenses or taxes)	3.84%	9.15%

Lipper Consumer Goods Funds Average	8.74%	12.63%(1)

(1)	The Lipper Consumer Goods Funds Average reflects the annualized return from December 31, 2010 to December 31, 2014.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Samuel Lieber, Chief Executive Officer of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has been a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.